UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 28, 2008
United States Steel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

600 Grant Street, Pittsburgh, PA	15219-2800

(Address of principal executive offices)	(Zip Code)
(412) 433-1121
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 28, 2008, the Compensation & Organization Committee (the “Committee”) of the Board of Directors amended the administrative regulations of the Long-Term Incentive Compensation Program (the “Program”) under the 2005 Stock Incentive Plan (the “Plan”, approved by the Corporation’s shareholders on April 26, 2005). The amendment includes the addition of restricted stock units (RSUs) to the types of awards available for grants under the Program (a type of award permitted under the “Other Stock-Based Awards” section of the Plan). If granted, the RSUs would operate very similar to the restricted stock awards under the Program, except that there would be no voting rights associated with the RSUs. Other changes to the administrative regulations include the allowance of net exercises for future stock option grants and a change to the restricted stock award termination provisions to agree with those originally implemented under the program (pro rata vesting for certain termination events). The Committee also approved new grant form agreements conforming to the revised administrative regulations and making improvements over the prior grant form agreements, primarily to help with administration in foreign jurisdictions. Also, RSU grant form agreements substantially similar to the revised restricted stock grant form agreements were approved.
     Copies of the agreements are filed herewith as Exhibits 10.1 through 10.7.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
10.1	Administrative Regulations to the Long-Term Incentive Compensation Program under the 2005 Stock Incentive Plan, as such regulations were amended April 28, 2008

10.2	Form of Performance Award Grant Form Agreement under the 2005 Stock Incentive Plan

10.3	Form of Stock Option Grant Form Agreement under the 2005 Stock Incentive Plan

10.4	Form of Restricted Stock Annual Grant Form Agreement under the 2005 Stock Incentive Plan

10.5	Form of Restricted Stock Retention Grant Form Agreement under the 2005 Stock Incentive Plan

10.6	Form of Restricted Stock Unit Annual Grant Form Agreement under the 2005 Stock Incentive Plan

10.7	Form of Restricted Stock Unit Retention Grant Form Agreement under the 2005 Stock Incentive Plan
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION
By	/s/ Larry G. Schultz
Larry G. Schultz
Vice President & Controller

Dated: May 2, 2008